UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 3, 2007
(Date of earliest event reported)
John D. Oil and Gas Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30502 (Commission File Number)	94-6542723 (I.R.S. Employer Identification No.)

8500 Station Street, Suite 345 Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
(440) 255-6325
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 3, 2007, Kykuit Resources, LLC (“Kykuit”) entered into an Assignment and Assumption of Lease Purchase and Sale Agreement and First Amendment of Lease Purchase and Sale Agreement (the “Assignment”) with Great Plains Exploration, LLC (“Great Plains”). John D. Oil and Gas Company (the “Company”) is the managing member of Kykuit and owns 40% of the company. Richard M. Osborne, the Company’s chairman and chief executive officer, and Steven A. Calabrese, a director of the Company, also own interests in Kykuit. Energy West Incorporated, a publicly-held public utility company of which Richard Osborne is the chairman and a significant stockholder also owns interests in Kykuit. Great Plains is wholly-owned by Richard Osborne. Gregory Osborne, the Company’s president and a director, serves as president of Great Plains.
Pursuant to the Assignment, all of the rights and obligations of Great Plains under the Lease Purchase and Sale Agreement dated March 21, 2007 between Hemus, Ltd. (“Hemus”) and Great Plains and the First Amendment to Lease Purchase and Sale Agreement dated July 24, 2007 (collectively, the “Purchase Agreement”) were assigned to Kykuit. The Purchase Agreement effected the sale by Hemus of a 75% interest in certain oil, gas and mineral leasehold estates located in Montana to Kykuit on August 3, 2007. Also effective August 3, 2007, Kykuit and Hemus executed a Joint Venture Development Agreement (the “Development Agreement”) pursuant to which Kykuit agreed to develop and operate all of the leasehold interests covered by the Purchase Agreement.
The purchase price paid by Kykuit pursuant to the Purchase Agreement and Assignment totaled $2,476,721. The purchase price was partially funded by a loan to the Company from Great Plains in the amount of $880,000, evidenced by a cognovit promissory note (the “Note”). The Note is payable on demand and bears interest at the rate of LIBOR plus 1.75% per year.
The foregoing descriptions of the Assignment, the Purchase Agreement, the Development Agreement and the Note are not complete and are qualified in their entirety by reference to the full and complete terms of the Assignment, the Purchase Agreement, the Development Agreement and the Note, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively.
Item 9.01. Financial Statements and Exhibits.
	(d)	Exhibits

10.1		Assignment and Assumption of Lease Purchase and Sale Agreement and First Amendment of Lease Purchase and Sale Agreement entered into as of August 3, 2007 between Great Plains Exploration, LLC and Kykuit Resources, LLC

10.2		Lease Purchase and Sale Agreement dated March 21, 2007 between Hemus, Ltd. and Great Plains Exploration, LLC and First Amendment to Lease Purchase and Sale Agreement dated July 24, 2007

10.3	Joint Venture Development Agreement between Kykuit Resources, LLC and Hemus, Ltd. effective August 3, 2007

10.4	Cognovit Promissory Note of John D. Oil and Gas Company dated August 3, 2007

10.5	Operating Agreement of Kykuit Resources, LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John D. Oil and Gas Company
By:	/s/ C. Jean Mihitsch
	Name:	C. Jean Mihitsch
	Title:	Chief Financial Officer

Dated: August 9, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	Assignment and Assumption of Lease Purchase and Sale Agreement and First Amendment of Lease Purchase and Sale Agreement entered into as of August 3, 2007 between Great Plains Exploration, LLC and Kykuit Resources, LLC

10.2	Lease Purchase and Sale Agreement dated March 21, 2007 between Hemus, Ltd. and Great Plains Exploration, LLC and First Amendment to Lease Purchase and Sale Agreement dated July 24, 2007

10.3	Joint Venture Development Agreement between Kykuit Resources, LLC and Hemus, Ltd. effective August 3, 2007

10.4	Cognovit Promissory Note of John D. Oil and Gas Company dated August 3, 2007

10.5	Operating Agreement of Kykuit Resources, LLC